UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                April 25, 2005


                           GS MORTGAGE SECURITIES CORP
          as Depositor under the Master Servicing and Trust Agreement, dated as of February 1, 2005, providing for the issuance of Mortgage Pass-
                      Through Certificates, Series 2005-2F
             (Exact name of registrant as specified in its charter)


           Delaware                333-120274-11             13-3387389
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

        85 Broad Street
     New York, New York                                         10004
(Address of Principal Executive Offices)                     (Zip Code)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of GSR Mortgage Loan Trust 2005-2F Mortgage Pass-Through Certificates, Series 2005-2F pursuant to the terms of the Master Servicing and Trust Agreement, dated as of February 1, 2005 among GS Mortgage Securities Corp., as depositor, JPMorgan Chase Bank, N.A., as Securities Administrator, Custodian, and Master Servicer, and Wachovia Bank, N.A., as trustee.

 On April 25, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 9.1   Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on April 25, 2005 is filed as
               Exhibit 99.1 hereto.


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GSR Mortgage Loan Trust 2005-2F
Mortgage Pass-Through Certificates, Series 2005-2F
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  JPMORGAN CHASE BANK, N.A., not in its individual capacity but solely as Securities Administrator, Custodian, and Master Servicer under the Agreement referred to herein

                 By: /s/  Annette Marsula
                          ----------------------------------------------
                          Annette Marsula
                          Vice President

Date: April 27, 2005

                               EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         April 25, 2005

Exhibit 99.1
Monthly Certificateholder Statement on April 25, 2005


                      GSR Mortgage Loan Trust Series 2005-2F
                         Statement To Certificateholders
                                  April 25, 2005

----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
              Original      Beginning                                                                                    Ending
                Face        Principal                                                         Realized      Deferred     Principal
Class          Value        Balance            Principal          Interest          Total     Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
IA1      13,167,000.00      13,167,000.00             0.00        60,348.75       60,348.75    0.00           0.00   13,167,000.00
IA2      69,774,000.00      67,936,356.62     1,191,424.26       283,068.15    1,474,492.41    0.00           0.00   66,744,932.36
IA3      23,258,000.00      22,645,452.21       397,141.42        59,444.31      456,585.73    0.00           0.00   22,248,310.79
IA5      12,456,000.00      12,422,958.75        33,192.69        56,938.56       90,131.25    0.00           0.00   12,389,766.06
IA6       7,209,000.00       7,242,041.25             0.00             0.00            0.00    0.00      33,192.69    7,275,233.94
IIA1    105,000,000.00     104,469,570.76       609,658.58       369,996.40      979,654.98    0.00           0.00  103,859,912.18
IIA3     45,860,000.00      42,417,628.89     3,370,196.35             0.00    3,370,196.35    0.00     212,088.14   39,259,520.68
IIIA1    13,172,000.00      12,436,436.56       236,111.57        32,127.46      268,239.03    0.00           0.00   12,200,324.99
AP        1,199,835.00       1,180,884.99         1,526.81             0.00        1,526.81    0.00           0.00    1,179,358.18
B1        5,431,000.00       5,426,274.72         4,765.39        26,553.99       31,319.38    0.00           0.00    5,421,509.33
B2        1,961,000.00       1,959,293.82         1,720.66         9,587.99       11,308.65    0.00           0.00    1,957,573.16
B3        1,207,000.00       1,205,949.84         1,059.07         5,901.43        6,960.50    0.00           0.00    1,204,890.77
B4          754,000.00         753,343.98           661.59         3,686.56        4,348.15    0.00           0.00      752,682.39
B5          603,000.00         602,475.36           529.10         2,948.27        3,477.37    0.00           0.00      601,946.26
B6          603,798.00         603,272.66           529.80         2,952.17        3,481.97    0.00           0.00      602,742.86
R1                0.00               0.00             0.00             0.02            0.02    0.00           0.00            0.00
R2                0.00               0.00             0.00             0.00            0.00    0.00           0.00            0.00
TOTALS  301,655,633.00     294,468,940.41     5,848,517.29       913,554.06    6,762,071.35    0.00     245,280.83  288,865,703.95
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
            Original        Beginning                                                                                  Ending
             Face           Notional                                                       Realized      Deferred     Notional
Class        Value          Balance          Principal      Interest       Total            Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
IA4     23,258,000.00      22,645,452.21       0.00        72,654.16       72,654.16         0.00           0.00     22,248,310.79
IIA2    30,625,000.00      30,470,291.47       0.00       152,351.46      152,351.46         0.00           0.00     30,292,474.39
IIIA2   13,172,000.00      12,436,436.56       0.00        50,782.12       50,782.12         0.00           0.00     12,200,324.99
AX         127,206.00         126,299.98       0.00           842.00          842.00         0.00           0.00        125,306.77
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Current
                         Beginning                                                        Ending             Class      Pass-thru
Class     CUSIP         Principal          Principal       Interest       Total          Principal                      Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
IA1     36242DXY4       1,000.00000000     0.00000000     4.58333333       4.58333333   1,000.00000000        IA1        5.500000 %
IA2     36242DXZ1         973.66292057    17.07547597     4.05692880      21.13240476     956.58744461        IA2        5.000000 %
IA3     36242DYA5         973.66292072    17.07547597     2.55586508      19.63134104     956.58744475        IA3        3.150000 %
IA5     36242DYC1         997.34736272     2.66479528     4.57117534       7.23597062     994.68256744        IA5        5.500000 %
IA6     36242DYD9       1,004.58333333     0.00000000     0.00000000       0.00000000   1,009.18767374        IA6        5.500000 %
IIA1    36242DYE7         994.94829295     5.80627219     3.52377524       9.33004743     989.14202076        IIA1       4.250000 %
IIA3    36242DYG2         924.93739403    73.48879961     0.00000000      73.48879961     856.07328129        IIA3       6.000000 %
IIIA1   36242DYH0         944.15704221    17.92526344     2.43907227      20.36433571     926.23177877        IIIA1      3.100000 %
AP      36242DYL1         984.20615335     1.27251664     0.00000000       1.27251664     982.93363671        AP         0.000000 %
B1      36242DYM9         999.12994292     0.87744246     4.88933714       5.76677960     998.25250046        B1         5.872313 %
B2      36242DYN7         999.12994391     0.87744008     4.88933707       5.76677715     998.25250382        B2         5.872313 %
B3      36242DYP2         999.12994200     0.87743993     4.88933720       5.76677713     998.25250207        B3         5.872313 %
B4      36242DYS6         999.12994695     0.87744032     4.88933687       5.76677719     998.25250663        B4         5.872313 %
B5      36242DYT4         999.12995025     0.87744610     4.88933665       5.76678275     998.25250415        B5         5.872313 %
B6      36242DYU1         999.12994081     0.87744577     4.88933385       5.76677962     998.25249504        B6         5.872313 %
TOTALS                    976.17583826    19.38805926     3.02846677      22.41652603     957.60089436
---------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     CUSIP          Notional          Principal       Interest       Total         Notional                      Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
IA4     36242DYB3       973.66292072       0.00000000      3.12383524     3.12383524    956.58744475       IA4          3.850000 %
IIA2    36242DYF4       994.94829290       0.00000000      4.97474155     4.97474155    989.14202090       IIA2         6.000000 %
IIIA2   36242DYJ6       944.15704221       0.00000000      3.85530823     3.85530823    926.23177877       IIIA2        4.900000 %
AX      36242DYK3       992.87753722       0.00000000      6.61918463     6.61918463    985.06965080       AX           8.000000 %
----------------------------------------------------------------------------------------------------------------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                               Yanilka Fernandez
               JPMorgan Chase Bank, N.A. - Structured Finance Services
                               15th Floor, 4 NYP,
                            New York, New York 10004
                              Tel: (212) 623-4506
                              Fax: (212) 623-6214
                      Email: yanilka.x.fernandez@chase.com
                     ---------------------------------------

Sec. 4.01(ii)   Aggregate Schedule Principal Balance of Each Group of Mortgage Loans
                                        Group 1 Mortgage Loans                                                      126,425,156.60
                                        Group 2 Mortgage Loans                                                      148,583,766.96
                                        Group 3 Mortgage Loans                                                       12,677,423.04
                                        Group 4 Mortgage Loans                                                        1,179,359.12

Sec. 4.01(iii)  Available Distribution                                                                                7,038,701.08
                                        Aggregate Principal Distribution Amount                                       5,603,236.45
                                        Principal Prepayment Amount                                                   5,344,341.73

Sec. 4.01(v)    Unscheduled Principal By Categories
                                        Payoffs                                                                       4,923,475.05
                                        Principal Prepayments                                                           420,866.68
                                        Liquidation Proceeds                                                                  0.00
                                        Condemnation Proceeds                                                                 0.00
                                        Insurance Proceeds                                                                    0.00

Sec. 4.01(vi)   Interest Payment
                         Class IA1
                                               Accrued and Paid for Current Month                                        60,348.75
                                               Accrued and Paid from Prior Months                                             0.00
                         Class IA2
                                               Accrued and Paid for Current Month                                       283,068.15
                                               Accrued and Paid from Prior Months                                             0.00
                         Class IA3
                                               Accrued and Paid for Current Month                                        59,444.31
                                               Accrued and Paid from Prior Months                                             0.00
                         Class IA4
                                               Accrued and Paid for Current Month                                        72,654.16
                                               Accrued and Paid from Prior Months                                             0.00
                         Class IA5
                                               Accrued and Paid for Current Month                                        56,938.56
                                               Accrued and Paid from Prior Months                                             0.00
                         Class IA6
                                               Accrued and Paid for Current Month                                             0.00
                                               Accrued and Paid from Prior Months                                             0.00
                         Class IIA1
                                               Accrued and Paid for Current Month                                       369,996.40
                                               Accrued and Paid from Prior Months                                             0.00
                         Class IIA2
                                               Accrued and Paid for Current Month                                       152,351.46
                                               Accrued and Paid from Prior Months                                             0.00
                         Class IIA3
                                               Accrued and Paid for Current Month                                             0.00
                                               Accrued and Paid from Prior Months                                             0.00
                         Class IIIA1
                                               Accrued and Paid for Current Month                                        32,127.46
                                               Accrued and Paid from Prior Months                                             0.00
                         Class IIIA2
                                               Accrued and Paid for Current Month                                        50,782.12
                                               Accrued and Paid from Prior Months                                             0.00
                         Class AX
                                               Accrued and Paid for Current Month                                           842.00
                                               Accrued and Paid from Prior Months                                             0.00
                         Class B1
                                               Accrued and Paid for Current Month                                        26,553.99
                                               Accrued and Paid from Prior Months                                             0.00
                         Class B2
                                               Accrued and Paid for Current Month                                         9,587.99
                                               Accrued and Paid from Prior Months                                             0.00
                         Class B3
                                               Accrued and Paid for Current Month                                         5,901.43
                                               Accrued and Paid from Prior Months                                             0.00
                         Class B4
                                               Accrued and Paid for Current Month                                         3,686.56
                                               Accrued and Paid from Prior Months                                             0.00
                         Class B5
                                               Accrued and Paid for Current Month                                         2,948.27
                                               Accrued and Paid from Prior Months                                             0.00
                         Class B6
                                               Accrued and Paid for Current Month                                         2,952.17
                                               Accrued and Paid from Prior Months                                             0.00


Sec. 4.01(vii)  Servicing Fees
                                        Servicer Fee Paid                                                                61,909.65

Sec. 4.01(viii) Monthly Advances
                                        Current Period Advances                                                       1,210,767.18
                                        Current Period Reimbursed Advances                                                    0.00
                                        Aggregate Unreimbursed Advances                                               2,551,605.79

Sec. 4.01(ix)   Advances by Master Servicer or Securities Administrator
                                        Current Period Advances                                                               0.00
                                        Current Period Reimbursed Advances                                                    0.00
                                        Aggregate Unreimbursed Advances                                                       0.00


Sec. 4.01(xi)                           Number of Outstanding Mortgage Loans                                                   627
                                        Balance of Outstanding Mortgage Loans                                       288,865,705.72


Sec. 4.01(xii)                                Number and Balance of Delinquent Loans
                                               Group Totals
                                                                                         Principal
                                               Period                Number                Balance              Percentage
                                              0-29 days                 625           288,353,533.66                 99.82 %
                                              30-59 days                  2               512,172.06                  0.18 %
                                              60-89 days                  0                     0.00                  0.00 %
                                              90-119 days                 0                     0.00                  0.00 %
                                              120+days                    0                     0.00                  0.00 %
                                               Total                    627           288,865,705.72                100.00 %

Sec. 4.01(xii)                                Number and Balance of Loans in Bankruptcy
                                              Group Totals
                                                                    Principal
                                               Number               Balance                Percentage
                                                   0                  0.00                  0.00 %

Sec. 4.01(xii)                                Number and Balance of Loans in Foreclosure
                                              Group Totals
                                                                    Principal
                                               Number               Balance                Percentage
                                                   0                  0.00                  0.00 %


Sec. 4.01(xiii)                               Number and Balance of REO Loans
                                              Group Totals
                                                                    Principal
                                               Number               Balance                Percentage
                                                   0                  0.00                  0.00 %


Sec. 4.01(xv)                           Aggregate Principal Payment
                                                       Scheduled Principal                                              258,894.72
                                                       Payoffs                                                        4,923,475.05
                                                       Prepayments                                                      420,866.68
                                                       Liquidation Proceeds                                                   0.00
                                                       Condemnation Proceeds                                                  0.00
                                                       Insurance Proceeds                                                     0.00
                                                       Realized Losses                                                        0.00

                                                       Realized Losses Group 1                                                0.00
                                                       Realized Losses Group 2                                                0.00
                                                       Realized Losses Group 3                                                0.00
                                                       Realized Losses Group P                                                0.00
                                                       Realized Gains                                                         0.00

                                                       Realized Gains Group 1                                                 0.00
                                                       Realized Gains Group 2                                                 0.00
                                                       Realized Gains Group 3                                                 0.00
                                                       Realized Gains Group P                                                 0.00

Sec. 4.01(xvi)                          Aggregate Amount of Mortgage Loans Repurchased                                        0.00

Sec. 4.01(xvii)                         Aggregate Amount of Shortfall Allocated for Current Period                            0.00
                                                              Class IA1                                                       0.00
                                                              Class IA2                                                       0.00
                                                              Class IA3                                                       0.00
                                                              Class IA4                                                       0.00
                                                              Class IA5                                                       0.00
                                                              Class IA6                                                       0.00
                                                              Class IIA1                                                      0.00
                                                              Class IIA2                                                      0.00
                                                              Class IIA3                                                      0.00
                                                              Class IIIA1                                                     0.00
                                                              Class IIIA2                                                     0.00
                                                              Class B1                                                        0.00
                                                              Class B2                                                        0.00
                                                              Class B3                                                        0.00
                                                              Class B4                                                        0.00
                                                              Class B5                                                        0.00
                                                              Class B6                                                        0.00
                                                              Class AX                                                        0.00

Sec. 4.01(xix) Group 1
                                        Senior Percentage 1                                                               96.4031 %
                                        Senior Prepayment Percentage 1                                                   100.0000 %

                                        Subordinate Percentage 1                                                           3.5969 %
                                        Subordinate Prepayment Percentage 1                                                0.0000 %

Sec. 4.01(xix) Group 2
                                        Senior Percentage 2                                                               96.4108 %
                                        Senior Prepayment Percentage 2                                                   100.0000 %

                                        Subordinate Percentage 2                                                           3.5892 %
                                        Subordinate Prepayment Percentage 2                                                0.0000 %

Sec. 4.01(xix) Group 3
                                        Senior Percentage 3                                                               96.3017 %
                                        Senior Prepayment Percentage 3                                                   100.0000 %

                                        Subordinate Percentage 3                                                           3.6983 %
                                        Subordinate Prepayment Percentage 3                                                0.0000 %



Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

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